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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     JULY  24, 1996
                                                 ------------------------------

                              FRITZ COMPANIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




       DELAWARE                       0-20548                    94-3083515
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE              (IRS EMPLOYER
      OF INCORPORATION)               NUMBER)               IDENTIFICATION NO.)




706 MISSION STREET, SAN FRANCISCO, CALIFORNIA                            94103
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE               (415) 904-8360
                                                 ------------------------------

                                 INAPPLICABLE
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          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


EXHIBIT INDEX LOCATED ON PAGE 4
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Item 5.  Other Events

                 On July 24, 1996, the Company issued a press release relating to its earnings for the fourth quarter of fiscal 1996.

Item 7.  Financial Statement and Exhibits

                 (c)      See attached Exhibit Index.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FRITZ COMPANIES, INC.



                                      By /s/ JOHN H. JOHUNG
                                         -------------------------
                                        John H. Johung, Executive Vice President
                                                     and Chief Financial Officer

Dated:  July 26, 1996





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                                 EXHIBIT INDEX



Number                    Exhibit                                         Page

1.1                       Press release dated July 24, 1996.               5